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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



     Date of Report (date of earliest event reported):  December 4, 1995



                                FRETTER, INC.
            (Exact name of registrant as specified in its charter)



        Michigan                0-14611                 38-1557359
(State of Incorporation)        (Commission             (I.R.S. Employer
                                File Number)            Identification No.)




                              12501 Grand River
                           Brighton, Michigan 48116
                               (810) 220-5000


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                                                       NO EXHIBIT INDEX INCLUDED



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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        On December 4, 1995 Dixons US Holdings, Inc. ("Dixons") (a subsidiary of Fretter, Inc.) and the subsidiaries of Dixons filed petitions seeking relief under Chapter 11 of the federal Bankruptcy Code in the Delaware District U.S. Bankruptcy Court. These subsidiaries had previously ceased substantially all business operations. Fretter, Inc. did not itself file any bankruptcy petitions, and its operations continue.

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                FRETTER, INC.



                                            By: /s/ JOHN B. HURLEY
                                                ------------------------------
                                                Name:  JOHN B. HURLEY
                                                Title: PRESIDENT



Date: December _____, 1995



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